CERTIFICATION OF CHIEF EXECUTIVE OFFICER AS REQUIRED BY
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jeffrey Ungar, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.
The accompanying annual report on Form 10-KSB/A for the year ended December 31, 2006 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; as amended, and

2.	The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of QPC Lasers, Inc.

/s/ Jeffrey Ungar

Chief Executive Officer
(Principal Executive Officer)

July 25, 2007